SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 21, 2016, November 3, 2016, November 16, 2016, December 5, 2016, December 12, 2016, December 16, 2016, December 22, 2016 and January 4, 2017, by and among Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), the parties indicated as Purchasers on Schedule I attached hereto and on one or more counterpart signature pages hereof, and the parties that may become parties to this Agreement in accordance with Section 5.1 of this Agreement (each of the parties indicated as Purchasers on Schedule I attached hereto and on one or more counterpart signature pages hereof and the parties that may become parties to this Agreement in accordance with Section 5.1 of this Agreement is a “Purchaser,” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1        Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Warrant (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means, with respect to any Purchaser, the closing of the purchase and sale of the Securities to such Purchaser pursuant to Section 2.1.

“Closing Date” means, as to any Purchaser, the Trading Day on which all of the Transaction Documents have been executed and delivered by the Company and such Purchaser, and all conditions precedent to (i) such Purchaser’s obligation to pay the Subscription Amount payable by such Purchaser as set forth on Schedule I attached hereto and (ii) the Company’s obligation to deliver the Securities purchased by such Purchaser, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date on which such Purchaser has executed a counterpart hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock.

“Conversion Price” shall have the meaning ascribed to such term in the applicable Convertible Note.

“Conversion Shares” shall have the meaning ascribed to such term in the applicable Convertible Note.

“Convertible Note” means the Convertible Term Promissory Note in the form attached hereto as Exhibit A, convertible into shares of Common Stock at the Conversion Price (subject to adjustment as provided therein).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(m).

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Resale Registration Statement” shall have the meaning ascribed to such term in Section 4.4.

2

“Rule 144” means Rule 144, promulgated by the Commission pursuant to the Securities Act, as such Rule 144 may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Convertible Notes and the Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Senior Obligations” means, collectively, all secured indebtedness of the Company in an aggregate amount of up to $1,500,000 that may be incurred at any time after the date hereof under any credit facility with, borrowed from or otherwise becoming owed by agreement to an “institutional lender” (as defined below), which credit facility or other agreement provides the Company with revolving credit loans, term loans, letters of credit or other working capital availability, including all principal, interest (including interest accruing on or after the filing of petition in bankruptcy or for reorganization relating to the Company), fees, charges, expenses and all other amounts payable thereunder or in respect thereof and together with any refinancing, extensions, amendments, modifications, restructurings, renewals or replacements of any of the foregoing. As used above, “institutional lender” means and includes a federally chartered ‘national bank’ or ‘national association,’ a state chartered ‘insurance company’ or mutual insurance company, or state chartered bank, an investment banking entity or institution, or any other Person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Shares” means the shares of Common Stock issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Convertible Notes and the Warrants purchased by such Purchaser hereunder as set forth opposite such Purchaser’s name under the column entitled “Subscription Amount” on Schedule I attached hereto, in United States dollars and in immediately available funds.

“Subsidiary” means Cachet Financial Solutions Inc., a Minnesota corporation.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the OTC Markets (e.g., OTCQX or OTCQB), or any successors to any of the foregoing.

3

“Transaction Documents” means this Agreement, the Convertible Notes, the Warrants, all exhibits and schedules thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the Conversion Shares and the Warrant Shares.

“Warrant” means the Warrant to Purchase Common Stock in the form of Exhibit B attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of a Warrant.

ARTICLE II.
PURCHASE AND SALE

2.1       Closing. At the Closing, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell to each Purchaser acquiring Securities hereunder at such Closing, and such Purchaser agrees to purchase from the Company, (a) a Convertible Note with such principal amount as set forth opposite such Purchaser’s name under the column entitled “Note Principal Amount” on Schedule I attached hereto for a purchase price equal to such Purchaser’s Subscription Amount, and (b) a Warrant to purchase up to such number of shares of Common Stock as set forth opposite such Purchaser’s name under the column entitled “Number of Warrants” on Schedule I attached hereto, subject to adjustment as provided therein. At the Closing, (i) each Purchaser acquiring Securities hereunder at such Closing shall deliver to the Company, via wire transfer of immediately available funds, such Purchaser’s Subscription Amount, (ii) the Company shall deliver to such Purchaser such Purchaser’s Convertible Note and Warrant, and (iii) the Company and such Purchaser shall deliver the other items set forth in Section 2.2.

2.2       Deliveries.

(a)       At the Closing, the Company shall deliver or cause to be delivered to each Purchaser acquiring Securities hereunder at such Closing the following:

(i)       this Agreement duly executed by the Company;

(ii)       a Convertible Note, registered in such name or names as such Purchaser shall specify to the Company in writing, in the principal amount set forth opposite such Purchaser’s name under the column entitled “Note Principal Amount” on Schedule I attached hereto; and

(iii)       a Warrant registered in the name of such Purchaser to purchase up to the number of shares of Common Stock set forth opposite such Purchaser’s name under the column entitled “Number of Warrants” on Schedule I attached hereto.

(b)       At the Closing, each Purchaser acquiring Securities hereunder at such Closing shall deliver or cause to be delivered to the Company the following:

(i)       this Agreement duly executed by such Purchaser; and

4

(ii)       such Purchaser’s Subscription Amount by wire transfer to the account specified in writing by the Company.

2.3       Closing Conditions.

(a)       The obligations of the Company hereunder in connection with any Closing are subject to the following conditions being met:

(i)       all representations and warranties of the Purchaser acquiring Securities hereunder at such Closing contained herein shall have been accurate in all material respects when made and on the Closing Date (unless as of a specific date therein in which case they shall have been accurate as of such date);

(ii)       all obligations, covenants and agreements of the Purchaser acquiring Securities hereunder at such Closing required to be performed at or prior to the Closing Date shall have been performed; and

(iii)       there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(iv)       the Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities and issuance of the Underlying Shares; and

(v)       the Purchaser acquiring Securities hereunder at such Closing shall have delivered all of the items set forth in Section 2.2(b) of this Agreement.

(b)       The respective obligations of each Purchaser hereunder in connection with the Closing in which such Purchaser participates are subject to the following conditions being met:

(i)       all representations and warranties of the Company contained herein shall have been accurate in all material respects when made and on the applicable Closing Date (unless as of a specific date therein in which case they shall have been accurate as of such date);

(ii)       all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed;

(iii)       the Company shall have delivered all of the items set forth in Section 2.2(a) of this Agreement; and

(iv)       there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

5

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. Except as set forth in the Company’s SEC Reports, which shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the SEC Reports, the Company hereby makes the following representations and warranties to each Purchaser:

(a)       Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the Company’s SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens except for Liens in connection with financing arrangements disclosed in the SEC Reports, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)       Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

6

(d)       No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect.

(e)       Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) any filings with the Commission pursuant to Sections 4.1 and 4.2, and (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, if any (collectively, the “Required Approvals”).

(f)       Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents and under applicable state and federal securities laws. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares have been duly reserved for issuance upon exercise of the Warrants.

(g)       Capitalization. The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Company’s filings with the SEC. The Company has not issued any capital stock except as may be disclosed in SEC Reports, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents disclosed in SEC Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, and except as disclosed in the SEC Reports, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as disclosed in the Company’s SEC Reports, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.

7

(h)       SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) including the Company’s Registration Statement on Form S-1 (File No. 333-212610) initially filed with the Commission on July 20, 2016 (which has not been declared effective by the Commission and the Company has applied for withdrawal of such registration statement on October 19, 2016) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)       Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. Except as disclosed in the Company’s Current Report on Form 8-K filed on July 15, 2016, the Company does not have pending before the Commission any request for confidential treatment of information.

8

(j)       Litigation. Except as disclosed in the Company’s SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)       Compliance. Except as disclosed in the Company’s SEC Reports, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case described in clauses (i) – (iii) above as would not reasonably be expected to result in a Material Adverse Effect.

(l)       Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties and (iii) Liens in connection with financing arrangements disclosed in the SEC Reports.

9

(m)       Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not reasonably be expected to not have a Material Adverse Effect or except as disclosed in the SEC Reports. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n)       [Reserved.]

(o)       Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(p)       Investment Company. The Company (including its subsidiaries) is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.

(q)       Related Party Transactions. To the knowledge of the Company, no material transaction has occurred between or among the Company and any of its affiliates (including, without limitation, any of its subsidiaries), officers or directors or any affiliate or affiliates of any such affiliate, officer or director that with the passage of time will be required to be disclosed pursuant to Sections 13, 14 or 15(d) of the Exchange Act, other than (1) those transactions that have already been so disclosed, or will be so disclosed on or before the Closing Date, in the Company’s SEC Reports.

10

(r)       No General Solicitation. Neither the Company, nor any of its affiliates, nor any person action on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

(s)       No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities. The Company confirms that, to its knowledge, with the exception of the proposed sale of Securities as contemplated herein (as to which the Company makes no representation), neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(t)       Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) made by the Company or any of its officers or directors contained in the SEC Reports, or made available to the public generally since December 31, 2015, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(u)       No Additional Agreements. Other than with respect to closing mechanics, the Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser or other person to purchase any of the Securities on terms more favorable to such person than as set forth herein.

(v)       No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Convertible Notes; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Convertible Notes (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

11

Each Purchaser, for itself and for no other Purchaser, acknowledges and agrees that the representations contained in Section 3.1 shall not modify, amend or affect the Company’s right to rely on such Purchaser’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

3.2       Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)       Organization; Authority. Such Purchaser is either an individual or an entity duly incorporation or formation, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)       Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Resale Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that (i) on October 19, 2016, the Company has applied for withdrawal of the Company’s Registration Statement on Form S-1 (File No. 333-212610) initially filed with the Commission on July 20, 2016 (which registration statement has not been declared effective by the Commission), (ii) the offering of Securities to the Purchasers hereunder is not registered under the Securities Act and the Purchasers of Securities hereunder do not have the protection of Section 11 of the Securities Act, (iii) the Convertible Notes, Warrants and Underlying Shares have not been registered under the Securities Act or any applicable state securities law and are and will be “restricted securities” (as that term is defined in Rule 144(a)(3) under the Securities Act) and may not be resold unless they are registered under the Securities Act or an exemption from registration is available and (iv) such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Resale Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

12

(c)       Opportunity to Obtain Information. Such Purchaser acknowledges that representatives of the Company have made available to such Purchaser the opportunity to review the books and records of the Company and its Subsidiaries and to ask questions of and receive answers from such representatives concerning the business and affairs of the Company and its Subsidiaries. Such Purchaser further acknowledges the availability of the Company’s SEC Reports, specifically include the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

(d)       Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is and at the Closing will be, and on each date on which it converts any portion of a Convertible Note or exercises any Warrants, it will be an “accredited investor” as defined in Rule 501 under the Securities Act.

(e)       Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)       General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities or any other securities of the Company published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. Such Purchaser has a pre-existing relationship with the Company.

(g)       No Investment, Tax or Legal Advice. Each Purchaser understands that nothing in the Company SEC Reports, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

13

(h)       Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1       Reporting Status. With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares and Underlying Shares to the public without registration, the Company agrees to use its reasonable efforts to file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act. The Company will otherwise take such further action as a Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Securities and Underlying Shares without registration under the Securities Act or any successor rule or regulation adopted by the SEC.

4.2       Quotation. So long as a Purchaser owns any of the Securities or Underlying Shares, the Company will use its reasonable efforts to maintain the quotation of its Common Stock on the OTCQB or OTCQX, each as administered by OTC Markets Group or, in lieu thereof, on a national securities exchange and will comply in all material respects with the Company’s reporting, filing and other obligations under the rules of any such market or exchange, as applicable.

4.3       Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. Furthermore, if the Company has disclosed any material non-public information to the Purchaser, the Purchaser has no duty to keep such information confidential following the public announcement of the offering.

14

4.4       Resale Registration Statement. Within 21 days following the Company’s next underwritten public offering or 90 days following the date that the Company’s current financing plan is terminated (the “Resale Date”) the Company shall file, and thereafter use its reasonable best efforts to effect the registration, qualification and compliance (including without limitation the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) to permit or facilitate the sale and distribution of all of the Common Stock and Underlying Shares no later than ninety (90) days after the Resale Date (such registration statement, the “Resale Registration Statement”); provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance:

(a)       in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

(b)       If a Purchaser fails to cooperate in providing the Company with all information reasonably required to be included in the Resale Registration Statement or otherwise required to be obtained by the Company for purposes of preparing and filing the Resale Registration Statement and any amendments thereto; provided, however, that such failure shall not affect the Company’s obligations with respect to any Underlying Shares of any other Purchasers.

Once declared effective by the Commission, the Company shall use best efforts to keep the Resale Registration Statement registering the resale of the Underlying Shares effective during the period beginning on its effective date until the earliest of (i) such time as all of the Common Stock and Underlying Shares shall have been sold, (ii) at least two years have passed since the Closing, and (iii) such time as all Underlying Shares may be sold under Rule 144. For the avoidance of doubt, a Purchaser may only exercise such resale registration rights once.

4.5       Registration Deadlines. If the Company fails to file a registration statement by the Resale Date, the Company shall issue to each Purchaser a Warrant to purchase up to the number of shares of Common Stock set forth opposite such Purchaser’s name under the column entitled “Number of Warrants Upon Failure to Register” on Schedule I attached hereto (adjusted for stock splits, reverse stock splits and the like) at an exercise price of $5.55 per share (adjusted for stock splits, reverse stock splits and the like) with a five year term. The Company shall issue to each Purchaser an additional Warrant to purchase up to the number of shares of Common Stock set forth opposite such Purchaser’s name under the column entitled “Number of Warrants Upon Failure to Register” on Schedule I attached hereto (adjusted for stock splits, reverse stock splits and the like) for each subsequent 30 day period for which a registration statement has not been filed.

4.6       Expenses. The Company will pay all expenses incurred by the Company in complying with Section 4.4, including without limitation all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars.

4.7       Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder primarily for working capital purposes and to fund the general corporate purposes of the Company and its Subsidiaries, and to fund certain contractual obligations relating to acquisitions and to repay certain outstanding indebtedness (to the extent such indebtedness shall not have earlier converted into common stock).

15

4.8       Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel, or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel in the aggregate (i.e., for all Purchaser Parties). The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed, or (z) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

4.9       Reservation of Common Stock; Reporting Status. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to issue all of the Underlying Shares.

4.10       Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced by the Company. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.

16

4.11       Transfer Restrictions.

(a)       The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any Securities other than pursuant to an effective Resale Registration Statement or Rule 144, or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company (the fees and expenses of which shall be paid by such Purchaser), the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b)       The Purchasers agree to the imprinting, so long as is required by this Agreement, of a legend on any instruments evidencing the Convertible Notes, Warrants and Underlying Shares in the following form, as applicable:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)       Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in paragraph (b) above): (i) while a registration statement (including the Resale Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of the Registration Statement if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Convertible Note is converted or any portion of a Warrant is exercised at a time when the Resale Registration Statement is effective to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act, then such Underlying Shares shall be issued free of all legends.

17

(d)       Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including, if the sale is being effected pursuant to a registration statement (including the Resale Registration Statement), the plan of distribution contained within such registration statement and any applicable prospectus-delivery requirements, or an exemption therefrom.

4.12       Security Interest. The Purchasers acknowledge that the Company has expressed its intent to grant a security interest in the assets and properties of the Company (the “Security Interest”) to the Purchasers listed on Schedule I attached hereto as of the date hereof, as soon as practicable following the repayment in full of the indebtedness owed by the Company to Trooien Capital, LLC and the release, discharge and termination in full of the security interest granted in favor of Trooien Capital, LLC in connection therewith. The Purchasers agree that the Security Interest, when granted, shall (i) secure the full and timely payment and performance by the Company of the obligations of the Company under the Convertible Notes on a pari passu basis among the Purchasers, and (ii) be subordinate and junior in right of payment and security to the prior payment in full of all Senior Obligations and the liens securing the Senior Obligations. The Purchasers agree to promptly execute and deliver to each holder of Senior Obligations, or to an agent on their behalf (individually or collectively, as applicable, the “Senior Creditor”) such documents, agreements and instruments, and take such other actions (including, without limitation, entering into an intercreditor agreement or subordination agreement with the Senior Creditor), as the Senior Creditor shall request to memorialize such status of the obligations and liens, and such other arrangements as they may agree upon.

ARTICLE V.
GENERAL PROVISIONS

5.1       Additional Purchasers. At any time and from time to time after the date hereof (whether prior to or after the Closing Date), subject to the Company’s prior written consent:

(a)       Additional Person(s) may become a party to this Agreement by executing and delivering to the Company an additional counterpart signature page to this Agreement and, upon such execution and delivery of such additional counterpart signature page, each such additional Person shall be deemed a “Purchaser” for all purposes hereunder. No consent or approval of any other Purchaser shall be required for such joinder to this Agreement by any additional Person, so long as such additional Person has agreed in writing to be bound by all of the obligations as a “Purchaser” hereunder. Upon the joinder to this Agreement by an additional Person, the Company shall be entitled to update Schedule I attached hereto to reflect the same without first obtaining the consent or approval of any other Purchaser.

18

(b)       Any Purchaser may increase its Subscription Amount by executing and delivering to the Company an additional counterpart signature page to this Agreement reflecting such increase in the Subscription Amount. No consent or approval of any other Purchaser shall be required for any increase in the Subscription Amount of any Purchaser, and the Company shall be entitled to update Schedule I attached hereto to reflect such increase in the Subscription Amount without first obtaining the consent or approval of any other Purchaser.

5.2       Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3       Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (Minneapolis time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Minneapolis time) on any Trading Day, (c) the third Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.1       Amendments; Waivers. Except as provided in Section 5.1, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 50% in interest of the Securities calculated based on the aggregate amount of all Subscription Amounts of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.2       Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

19

5.3       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.4       Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except for the Purchasers.

5.5       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the conflicts-of-law principles thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Minneapolis, Minnesota. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Minneapolis, Minnesota, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.6       Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a one-year period after the Closing Date.

5.7       Execution. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

20

5.8       Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.9       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.10       Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.11       Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.12       Construction. The parties agree that each of them and their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

5.13       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

* * * * * * *

21

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan Meier
Name:	Bryan Meier
Title:	Chief Financial Officer

Address for Notice:

18671 Lake Drive E.

Southwest Tech Center A

Minneapolis, Minnesota 55317

Facsimile: (952) 698-6999

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

22

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Columbus Capital Partners, L.P.

Tax ID Number/EIN: 94-3264193

Signature of Authorized Signatory of Purchaser: /s/ Matt Ockner

Name of Authorized Signatory: Matt Ockner

Title of Authorized Signatory: Managing Member, Columbus Capital Management, LLC, General Partner

Email Address of Authorized Signatory: matt@ccmfunds.com

Facsimile Number of Authorized Signatory: 415-986-5130

Address for Notice to Purchaser:

350 California St., 22nd Floor, San Francisco, CA 94104

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $578,000

DWAC Instructions – Broker no: ______________     Account no: ______________

23

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Columbus Capital QP Partners, L.P.

Tax ID Number/EIN: 45-3042671

Signature of Authorized Signatory of Purchaser: /s/ Matt Ockner

Name of Authorized Signatory: Matt Ockner

Title of Authorized Signatory: Managing Member, Columbus Capital Management, LLC, General Partner

Email Address of Authorized Signatory: matt@ccmfunds.com

Facsimile Number of Authorized Signatory: 415-986-5130

Address for Notice to Purchaser:

350 California St., 22nd Floor, San Francisco, CA 94104

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $122,000

DWAC Instructions – Broker no: ______________     Account no: ______________

24

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: FLMM Ltd.

Tax ID Number/EIN: N/A

Signature of Authorized Signatory of Purchaser: /s/ Per Magnus Andersson

Name of Authorized Signatory: Per Magnus Andersson

Title of Authorized Signatory: President

Email Address of Authorized Signatory: dmartin@kitanocapital.com

Facsimile Number of Authorized Signatory: 214-515-3401

Address for Notice to Purchaser:

2711 N. Haskell, Suite 1650, Dallas, TX 75204

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $1,650,000

DWAC Instructions – Broker no: ______________     Account no: ______________

25

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Jon D and Linda W Gruber Trust

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Jon D. Gruber

Name of Authorized Signatory: Jon D. Gruber

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: jon@gmcm.com

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser:

300 Tamal Plaza Ste 280, Corte Madera, CA 94925

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $500,000

DWAC Instructions – Broker no: ______________     Account no: ______________

26

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Tiburon Opportunity Fund, L.P.

Tax ID Number/EIN: 27-1985953

Signature of Authorized Signatory of Purchaser: /s/ Peter Bortel

Name of Authorized Signatory: Peter Bortel

Title of Authorized Signatory: General Partner

Email Address of Authorized Signatory: pbortel@BIM1.net

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser:

Bortel Investment Management, LLC, 13313 Point Richmond Beach Rd. NW, Gig Harbor, WA 98332

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $500,000

DWAC Instructions – Broker no: ______________     Account no: ______________

27

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Roy and Ruth Rogers Unitrust UAD 09/28/89

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Roy L. Rogers

Name of Authorized Signatory: Roy Rogers

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: rogers.roy@comcast.net

Facsimile Number of Authorized Signatory: 27927 Briones Way, Los Altos Hills, CA 94022-3210

Address for Notice to Purchaser: ________________________________________________

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $100,000

DWAC Instructions – Broker no: ______________     Account no: ______________

28

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: The Rogers Family Trust

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Roy L. Rogers

Name of Authorized Signatory: Roy Rogers

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: rogers.roy@comcast.net

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser: 27927 Briones Way, Los Altos Hills, CA 94022-3210

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $200,000

DWAC Instructions – Broker no: ______________     Account no: ______________

29

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: KH Wm Krueger

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ KH Wm Krueger

Name of Authorized Signatory: KH Wm Krueger

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: khwk@pacbell.net

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser: 591 Redwood Hwy. Suite 5295, Mill Valley, CA 94941

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $45,000

DWAC Instructions – Broker no: ______________     Account no: ______________

30

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Casilli Revocable Trust UAD 10/15/96 Gerald S Casilli & Jeanne L Casilli TTEES

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Gerald S. Casilli

Name of Authorized Signatory: Gerald S. Casilli

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: jerry@casillipartners.com

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser: 2905 Woodside Rd., Woodside, CA 94062

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $50,000

DWAC Instructions – Broker no: ______________     Account no: ______________

31

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Joseph W. and Patricia Abrams Family Trust UAD 3/15/95 Joseph Abrams & Patricia Abrams TTEES

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Joseph W. Abrams

Name of Authorized Signatory: Joseph W. Abrams

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: joe@toolworks.com

Facsimile Number of Authorized Signatory: _______________________

Address for Notice to Purchaser: 131 Laurel Grove Ave, Kentfield, CA 94904-1540

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $25,000

DWAC Instructions – Broker no: ______________     Account no: ______________

32

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: The Gilbert Matthews Family Trust UAD 4/25/12

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Gilbert E. Matthews

Name of Authorized Signatory: Gilbert E. Matthews

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: gil@suttersf.com

Facsimile Number of Authorized Signatory: 415-352-6304

Address for Notice to Purchaser: 220 Montgomery St. Suite 1700, San Francisco, CA 94104

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $25,000

DWAC Instructions – Broker no: ______________     Account no: ______________

33

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Michael J. Hanson

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Michael J. Hanson

Name of Authorized Signatory: Michael J. Hanson

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: mhanson@huntelec.com

Facsimile Number of Authorized Signatory: NA

Address for Notice to Purchaser: 7624 Mississippi Ln., Brooklyn Park, MN 55444

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $250,000

DWAC Instructions – Broker no: ______________     Account no: ______________

34

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Michael J. Hanson

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Michael J. Hanson

Name of Authorized Signatory: Michael J. Hanson

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: mhanson@huntelec.com

Facsimile Number of Authorized Signatory: NA

Address for Notice to Purchaser: 7624 Mississippi Ln., Brooklyn Park, MN 55444

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $55,000

DWAC Instructions – Broker no: ______________     Account no: ______________

35

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: James L. Davis

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ James L. Davis

Name of Authorized Signatory: James L. Davis

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: jim.davis@davisassociatesinc.com

Facsimile Number of Authorized Signatory: NA

Address for Notice to Purchaser: 6446 Flying Cloud Dr., Eden Prairie, MN 55344

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $55,000

DWAC Instructions – Broker no: ______________     Account no: ______________

36

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sydne and Allan Bortel Living Trust

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Allan Bortel

Name of Authorized Signatory: Allan Bortel

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: inverness@earthlink.net

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser: 2 Neds Way, Tiburon, CA 98920

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $100,000

DWAC Instructions – Broker no: ______________     Account no: ______________

37

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: London Family Trust

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Robert S. London

Name of Authorized Signatory: Robert S. London

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: Londonfamilytrust@gmail.com

Facsimile Number of Authorized Signatory: 805-565-0027

Address for Notice to Purchaser: 212 Aurora Drive, Montecito, CA 93108

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $300,000

DWAC Instructions – Broker no: ______________     Account no: ______________

38

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sydne and Allan Bortel Living Trust

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Allan Bortel

Name of Authorized Signatory: Allan Bortel

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: inverness@earthlink.net

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser: 2 Neds Way, Tiburon, CA 98920

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $50,000

DWAC Instructions – Broker no: ______________     Account no: ______________

39

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Brian and Suzanne Swift Living Trust

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Brian Swift

Name of Authorized Signatory: Brian Swift

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: briangswift@gmail.com

Facsimile Number of Authorized Signatory: 415-332-4441

Address for Notice to Purchaser: 2400 Bridgeway, Ste 230, Sausalito, CA 94965

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $25,000

DWAC Instructions – Broker no: ______________     Account no: ______________

40

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Howard Miller

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ Howard Miller

Name of Authorized Signatory: Howard Miller

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: howardnmiller@msn.com

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser: 4851 Bonita Bay Blvd. #2303, Bonita Spring, FL 34134

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $50,000

DWAC Instructions – Broker no: ______________     Account no: ______________

41

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: David Boehnen

Tax ID Number/EIN: ###-##-####

Signature of Authorized Signatory of Purchaser: /s/ David Boehnen

Name of Authorized Signatory: David Boehnen

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: davidboehnen@comcast.net

Facsimile Number of Authorized Signatory: _____________________

Address for Notice to Purchaser: 50 S. 6th Street, Suite 1500, Minneapolis, MN 55402

Address for Delivery of Convertible Notes and Warrants to Purchaser (if not same as address for notice):

Subscription Amount: $250,000

DWAC Instructions – Broker no: ______________     Account no: ______________

42

SCHEDULE I

Purchaser	Note Principal Amount	Number of Warrants	Subscription Amount, net of Discount	Number of Warrants Upon Failure to Register
Columbus Capital Partners, L.P.	$608,421	98,663	$578,000	4,933
Columbus Capital QP Partners, L.P.	$128,421	20,825	$122,000	1,041
FLMM Ltd.	$1,736,842	281,650	$1,650,000	14,083
Tiburon Opportunity Fund, L.P.	$526,316	85,349	$500,000	4,267
Jon D & Linda W Gruber Trust	$526,316	85,349	$500,000	4,267
Casilli Revocable Trust	$52,632	8,535	$50,000	427
Roy and Ruth Rogers Unitrust UAD 09/28/89	$105,263	17,070	$100,00	853
The Rogers Family Trust	$210,526	34,139	$200,000	1,707
Joseph W. & Patricia G. Abrams Family Trust	$26,316	4,267	$25,000	213
K. H. WM Krueger	$47,368	7,681	$45,000	384
The Gilbert Matthews Family Trust UAD 4/25/12	$26,316	4,267	$25,000	213
Michael J. Hanson	$263,158	42,674	$250,000	2,134
Michael J. Hanson	$57,895	9,388	$55,000	469
James L. Davis	$57,895	9,388	$55,000	469
Sydne and Allan Bortel Living Trust	$105,263	17,070	$100,000	853
London Family Trust	$315,789	51,209	$300,000	2,560
Sydne and Allan Bortel Living Trust	$52,632	8,535	$50,000	427
Brian and Suzanne Swift Living Trust	$26,316	4,267	$25,000	213
Howard Miller	$52,632	8,535	$50,000	427
David Boehnen	$263,158	42,674	$250,000	2,134
Total	$5,189,474	841,536	$4,930,000	42,077

Exhibit A

NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE UPON CONVERSION HEREOF OR UPON EXCHANGE HEREUNDER (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS; OR (II) AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

CONVERTIBLE TERM PROMISSORY NOTE

Issuance Date: October _____, 2016	[$xx] (USD)

For Value Received, Cachet Financial Solutions, Inc., a corporation incorporated under the laws of the State of Delaware and located at 18671 Lake Drive East, Chanhassen, MN 55317 (the “Company”), hereby promises to pay to the order of [Insert Purchaser] or its successors or assigns (as applicable, the “Holder”), the principal amount of [$xx] (USD), on or prior to October ____, 2017 (the “Maturity Date”), in accordance with the terms hereof. This Convertible Term Promissory Note is hereinafter referred to as the “Note.”

1. Interest and Payments

1.1 Interest. The principal amount of this Note shall not bear interest.

1.2 Term and Payment. The principal amount of this Note shall be due and payable at the close of business on the Maturity Date.

1.3 Prepayment. The Company may not prepay this Note without the consent of Holder.

2. Conversion Rights and Mandatory Conversion

Holder will have the right, at its sole option and discretion, to convert principal and interest under this Note as specified in paragraphs 2.1 and 2.2 below.

2.1 Conversion Before an Event of Default. Holder shall have the right at its election to convert the principal amount of this Note, together with accrued but unpaid interest thereon, into shares of common stock of the Company (the “Conversion Shares”), at a conversion rate equal to the lower of (i) $7.00 per share and (ii) 80% of the Company’s per share price in the next underwritten public offering (which for the avoidance of doubt, shall not be adjusted for stock splits, reverse stock splits and recapitalizations occurring before the next public offering) (the “Conversion Price”).

2.2 Conversion After an Event of Default. After an Event of Default (as defined below), if lower, this Note shall be convertible at a conversion price, if lower than the Conversion Price, at sixty percent (60%) of the lowest daily VWAP in the 20 trading days immediately prior to conversion. For this purpose, “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time); (b) if the Common Stock is not then quoted for trading on the OTC Bulletin Board or and if prices for the Common Stock are then reported in the OTC Markets (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Holder and reasonably acceptable to the Company. The term “Trading Day” means a day on which the principal Trading Market is open for business; and the term “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

2.3 Manner of Conversion. Upon any exercise by the Holder of the foregoing conversion rights, the conversion of principal under this Note shall be effected in the following manner:

2.3.1 The Company shall, within 20 business days of the date of the conversion (which shall be deemed effective as of the date on which the conversion notice was given, as determined in accordance with Section 10 below), deliver to the Holder one or more certificates representing the Conversion Shares in such name(s) and denomination(s) as the Holder shall have specified; provided, however, that no fractional shares shall be issued in connection therewith, nor shall any transfers be permitted except in accordance with applicable securities laws. Upon any such conversion, the number of Conversion Shares issuable shall be rounded to the nearest whole number (with even halves rounded up).

2.3.2 The issuance of certificates for Conversion Shares upon a conversion shall be made without charge to the Holder in respect thereof or other cost incurred by the Company.

2.3.3 All Conversion Shares issued upon a conversion hereunder shall, when so issued, be duly authorized and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to ensure that all such Conversion Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such securities are quoted.

2.3.4 If the Company at any time after the date hereof, subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the conversion price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares issued upon conversion will be proportionately increased. If the Company at any time on or after the date hereof combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of common stock into a smaller number of shares, the conversion price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

2

2.4 Mandatory Conversion. Notwithstanding anything in this Note to the contrary, the Company may, in its sole discretion, require the Holder to convert the principal amount of this Note, together with accrued but unpaid interest thereon, into Conversion Shares if the Company’s common stock is listed on the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market. Such mandatory conversion shall be treated as if it were a conversion pursuant to Section 2.1 above and shall be effective as of the date of such listing.

3. Transfer, Exchange and Replacement

3.1 Transfer or Exchange. This Note has not been and is not being registered under the provisions of the Securities Act or any state securities laws and this Note may not be transferred prior to the end of the holding period applicable to sales under Rule 144 unless in accordance with applicable law and unless: (1) the transferee is an “accredited investor” (as defined in Regulation D under the Securities Act) and (2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold or transferred without registration under the Securities Act. Upon surrender of any Note for registration of transfer or for exchange to the Company at its principal office, the Company at its sole expense will execute and deliver in exchange therefore a new Note or Notes, as the case may be, as requested by the Holder or transferee, which aggregate principal amount is equal the unpaid principal amount of such Note, registered as such Holder or transferee may request; provided, however, that this Note may not be transferred by Holder to any Person other than Holder’s affiliates without the prior written consent of the Company. The Company shall be entitled to regard the registered Holder of this Note as the Holder of the Note so registered for all purposes until the Company or its agent, as applicable, is required to record a transfer of this Note on its register.

3.2 Replacement. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note; provided, however, the Company shall not be obligated to re-issue a Note if the Holder contemporaneously requests the Company to convert such remaining principal amount and interest into Common Stock.

4. Defaults and Remedies

The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” hereunder which shall be deemed to be continuing until waived in writing by Holder or until cured by the Company:

(a) the Company shall fail to pay principal on the Maturity Date;

3

(b) a case or proceeding shall have been commenced involuntarily against the Company in a court having competent jurisdiction seeking a decree or order under the United States Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, and seeking either (A) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such person or of any substantial part of its properties, or (B) the reorganization or winding up or liquidation of the affairs of any such person, and such case or proceeding shall remain undismissed or unstayed for 60 consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or

(c) the Company shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, (ii) make a general assignment for the benefit of creditors.

If any Event of Default shall have occurred and be continuing, then Holder may, upon written notice to the Company, take any one or more of the following actions: (i) declare all or any portion of the principal amount of this Note to be forthwith due and payable, whereupon such principal shall become and be due and payable; (ii) convert this Note into Conversion Shares as provided herein, or (iii) exercise any rights and remedies provided by law.

5. Amendment and Waiver

The provisions of this Note may not be modified, amended or waived, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Holder.

6. Cancellation

After all principal owed on this Note has been paid in full or converted pursuant to Section 2, this Note shall automatically be deemed canceled, and upon the Company’s request the Holder shall surrender this Note to the Company.

7. Company’s Waiver of Notice

To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

8. Governing Law

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Minnesota, without giving effect to provisions thereof regarding conflict of laws.

9. Waiver of Rights

No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

10. Notices

Notices shall be given at the address and as deemed for the Company or Holder, as applicable, indicated in that certain Securities Purchase Agreement by and among the Company, Holder and the other purchasers party thereto, dated on or about the date hereof.

* * * * * * *

4

In Witness Whereof, the Company has caused this Note to be executed as of the date first indicated above.

CACHET FINANCIAL SOLUTIONS, INC.

By:
Name:	Bryan Meier
Title:	Chief Financial Officer

[Signature Page to Convertible Promissory Note]

5

Exhibit B

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. BY ACQUIRING THIS WARRANT, HOLDER REPRESENTS THAT HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS WARRANT OR THE SECURITIES FOR WHICH IT MAY BE EXERCISED WITHOUT REGISTRATION OR COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE AFORESAID ACTS AND THE RULES AND REGULATIONS THEREUNDER.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares of Common Stock: [X]

Date of Issuance: October ___, 2016 (“Issuance Date”)

This Certifies That, for value received, [Insert Purchaser] (including any permitted and registered assigns, the “Holder”), is entitled to purchase from Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), up to [xx] shares of Common Stock (the “Warrant Shares”) at the Exercise Price then in effect. This Warrant to Purchase Common Stock (this “Warrant”) is issued by the Company pursuant to that certain Securities Purchase Agreement executed on the Issuance Date by and among the Company, Holder and other parties thereto, if any (the “Purchase Agreement”).

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 13 below. For purposes of this Warrant, the term “Exercise Price” shall mean the lower of (i) $5.55 per share and (ii) 80% of the Company’s per share price in the next underwritten public offering (which for the avoidance of doubt, shall not be adjusted for stock splits, reverse stock splits and recapitalizations occurring before the next public offering), subject to adjustment as provided herein, and the term “Exercise Period” shall mean the period commencing on the Issuance Date and ending on 5:00 p.m. New York time on the five-year anniversary thereof.

1.       EXERCISE OF WARRANT.

(a)       Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the third Trading Day (the “Warrant Share Delivery Date”) following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of (i) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price” and together with the Exercise Notice, the “Exercise Delivery Documents”) in cash or by wire transfer of immediately available funds or (ii) notification from the Holder that this Warrant is being exercised pursuant to a Cashless Exercise, as defined below, the Company shall (or direct its transfer agent to) issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to Section 1(c) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

(b)       No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c)       Cashless Exercise. The Holder may, in its sole discretion, at any time prior to the effective date of a registration statement filed by the Company or any Subsidiary under the Securities Act covering the Warrant Shares, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

      B

For purposes of the foregoing formula:

A =	the total number of shares with respect to which this Warrant is then being exercised.

B =	the Weighted Average Price of the shares of Common Stock for the five consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

C =	the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

2

(d)       Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Securites Exchange Act of 1934, as amended, and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

For purposes of this paragraph, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. Upon no fewer than 61 days’ prior notice to the Company, a Holder may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this paragraph shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.

3

2.       ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)       Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)       Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(i)       any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(ii)       the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of shares of common stock of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

4

3.       FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the “Successor Entity”), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 2(a) above) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

4.       NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

5

5.       WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6.       REISSUANCE.

(a)       Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b)       Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7.       TRANSFER.

(a)       Notice of Transfer. The Holder agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel. If the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder thereof, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute the Assignment of Warrant attached hereto as Exhibit B and such other documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b)       If the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Holder will limit its activities in respect to such transfer or disposition as are permitted by law.

6

(c)       Any transferee of all or a portion of this Warrant shall succeed to the rights and benefits of the initial Holder of this Warrant under Sections 4.1 and 4.3 (subject, however, to the limitations set forth in Section 4.2), 4.4 and 4.5 of the Purchase Agreement (registration rights, expenses, and indemnity).

8.       NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock or other property, pro rata to the holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.       AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. In addition, the restrictions set forth in Section 1(d) can be waived, as to a particular original purchaser of Common Stock and its affiliates, pursuant to a writing signed and delivered by the Company and such original Purchaser prior to the execution and delivery of this Warrant.

10.       GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without giving effect to the conflicts-of-law principles thereof.

11.       DISPUTE RESOLUTION. A dispute as to the determination of the Exercise Price, the Closing Sale Price, or the arithmetic calculation of the Warrant Shares, the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations via facsimile (a) within two Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder, as the case may be, or (b) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price, Closing Sale Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder, as the case may be, then the Company shall, within two Business Days thereafter submit via facsimile (x) the disputed determination of the Exercise Price or Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (y) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

7

12.       ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13.       CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)       “Bloomberg” means Bloomberg Financial Markets.

(b)       “Closing Sale Price” means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Bloomberg, or (iii) if no last trade price is reported for such security by Bloomberg, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(c)       “Common Stock” means the Company common stock, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

(d)       “Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e)       “Principal Market” means the primary national securities exchange on which the Common Stock is then traded.

(f)       “Trading Day” means (i) any day on which the Common Stock is listed or quoted and traded on its Principal Market, (ii) if the Common Stock is not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

* * * * * * *

8

In Witness Whereof, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set forth above.

CACHET FINANCIAL SOLUTIONS, INC.

Bryan Meier
Executive Vice President & Chief Financial Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Warrant to Purchase Common Stock)

The Undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Cachet Financial Solutions, Inc., a Delaware corporation (the “Company”), evidenced by the attached copy of the Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.	Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

[ ]	a cash exercise with respect to _________________ Warrant Shares; and/or

[ ]	a “Cashless Exercise” with respect to _______________ Warrant Shares.

2.	Payment of Exercise Price. In the event that the holder has elected a cash exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.	Delivery of Warrant Shares. The Company shall deliver to the holder __________________ Warrant Shares in accordance with the terms of the Warrant.

Date: ______________________

(Print Name of Registered Holder)

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

For Value Received, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase _______________ shares of common stock of Cachet Financial Solutions, Inc., to which the within Warrant to Purchase Common Stock relates and appoints ____________________, as attorney-in-fact, to transfer said right on the books of Cachet Financial Solutions, Inc. with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: __________________

(Signature) *

(Name)

(Address)

(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Warrant to Purchase Common Stock in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.